EXHIBIT 32.1
                                                                   ------------



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 6-K of Abitibi-Consolidated Inc. (the "Company") for the quarter ended June 30, 2007, as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Weaver, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     By: /s/ John W. Weaver
         ---------------------------
         John W. Weaver
         President and Chief Executive Officer


July 25, 2007